Dear Fellow shareholder:

The last one-year was a very difficult period for us. During this period, many companies have reported lower product demand, higher inventory levels, and lower rate of returns. That has led many prominent economists to announce that we are in recession. As a result, the consumer confidence level in our economy dropped substantially. During the last eight months, the Federal Reserve Bank has dropped interest rates seven times. As a general rule of thumb, it is stated that when Federal Reserve Bank stimulates economic growth by lowering short-term interest rates, it is time to invest aggressively in the stock market. We believe that the investment in stock market will yield better returns on a long-term basis rather than on a short-term basis.

The last one-year has been very challenging and difficult for Islamia Income Fund. Despite our efforts to bring new investors to the fund, we have fallen short of our sales projections. We believe that the present status of our economy, unstable stock market, lack of operating history for our fund, and very high expense ratio were the primary concerns of potential investors. Because we have been unable to generate significant assets for the fund through the sales of its shares, the operating expenses remain extremely high. The fixed operating expenses of a mutual fund include shareholder services, legal, audit, custodial etc. and are calculated on a per share basis.

During the last one year, the value of our fund dropped 47.90 %. Out of a total decline in net asset value (NAV) of $4.79 per share, $1.59 per share is towards fund expenses and $3.20 per share is the decline in the value of our portfolio. During the same period the NASDAQ Composite Index dropped 45.70%.

In order to lower the fund's expense ratio and enhance investor confidence, we are in the process of seeking approval to transfer the management of the fund to Azzad Asset Management, Inc. If shareholder approval is obtained, Azzad Asset Management will put a cap on the fund's expenses, by sharing the burden of any expenses incurred over the amount of the cap. In this regard, you will receive a separate correspondence.

We thank you for your investment in Islamia Income Fund and look forward for a long-term growth in the fund.

Sincerely,




Qamaruddin Ali Yar Khan
President

                                 [GRAPH OMITTED




                            THE ISLAMIC INCOME FUND
                TOTAL RETURN FROM JULY 10, 2000 TO JUNE 30, 2001


          THE ISLAMIC                             DOW JONES ISLAMIC
          INCOME FUND                             USA MARKET INDEX
           (47.90%)                                  (26.72%)
          -----------                             -----------------

7/31/00   $ 8,580.00                              $ 9,663.17
8/31/00     8,530.00                               10,147.59
9/30/00     7,450.00                                9,324.69
10/31/00    7,020.00                                9,278.03
11/30/00    6,680.00                                8,456.40
12/31/00    6,630.00                                8,390.07
1/31/01     6,480.00                                8,563.26
2/28/01     5,920.00                                7,534.09
3/31/01     5,630.00                                6,923.32
4/30/01     5,690.00                                7,618.07
5/31/01     5,520.00                                7,548.29
6/30/01     5,210.00                                7,327.86



ISLAMIA INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2001

                                                                     MARKET
SHARES                                                            VALUE (NOTE 1)
------                                                            --------------

       COMMON STOCKS - 79.56%

       BEVERAGES - NON-ALCOHOLIC - 3.34%
   200 Coca -Cola Co. ..........................................   $  9,000
                                                                   --------

       CHEMICALS - 1.60%
   400 Syngenta AG-ADS* ........................................      4,320
                                                                   --------

       COMPUTERS AND RELATED-4.77%
   400 Diebold, Inc. ...........................................     12,860
                                                                   --------

       COSMETICS & Toiletries-9.30%
   300 Avon Products, Inc. .....................................     13,884
   200 Kimberly- Clark Corp. ...................................     11,180
                                                                   --------
                                                                     25,064
                                                                   --------

       ELECTRONIC COMPONENTS-3.25%
   300 Intel Corp. .............................................      8,775
                                                                   --------

       MEDICAL AND RELATED-16.08%
   200 American Home Products Corp. ............................     11,688
   200 Bristol-Myers Squibb Co. ................................     10,460
   200 Medtronics, Inc. ........................................      9,202
   300 Pfizer, Inc. ............................................     12,015
                                                                   --------
                                                                     43,365
                                                                   --------

       NETWORKING PRODUCTS-2.02%
   300 Cisco Systems, Inc.* ....................................      5,460
                                                                   --------

       OIL, ENERGY AND NATURAL GAS -11.10%
   300 Halliburton Co. .........................................     10,680
   300 New Jersey Resoures Corp. ...............................     13,560
   100 Phillips Petroleum Co. ..................................      5,700
                                                                   --------
                                                                     29,940
                                                                   --------




The accompanying notes are an integral part of the financial statements.





ISLAMIA INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2001

                                                                     MARKET
SHARES                                                            VALUE (NOTE 1)
------                                                            --------------

       COMMON STOCKS - CONTINUED

       PIPELINES-1.82%
   100 Enron Corp. .............................................   $  4,900
                                                                   --------

       PUBLISHING -4.43%
   200 Dow Jones & Co, Inc. ....................................     11,942
                                                                   --------

       RETAIL- CONSUMER PRODUCTS-5.97%
   200 Maytag Corp. ............................................      5,852
   300 Walgreen Co. ............................................     10,245
                                                                   --------
                                                                     16,097
                                                                   --------

       RETAIL-HARDWARE-5.18%
   300 Home Depot, Inc. ........................................     13,965
                                                                   --------

       TELECOMMUNICATIONS-10.70%
   100 AT&T  Corp. .............................................      2,200
   308 Avaya, Inc.* ............................................      4,220
   300 Lucent Technologies, Inc. ...............................      1,860
   300 Nokia Corp. ADS .........................................      6,612
   300 SBC Communications, Inc. ................................     12,018
   100 Tellabs, Inc.* ..........................................      1,928
                                                                   --------
                                                                     28,838
                                                                   --------

       Total Common Stocks (Cost $269,222) ** ........   79.56%     214,526
       Cash and Other Assets  less Liabilities .......   20.44%      55,101
                                                        ------     --------
       NET ASSETS ....................................  100.00%    $269,627
                                                        ======     --------


------------------
*    Non-income producing security ADS- American Depository Receipts.
** Federal Tax Information: At June 30, 2001, the net unrealized depreciation based on cost for Federal income tax purposes of $269,222 was as follows:

            Aggregate gross unrealized appreciation
            for all investments for which there was
            an excess of value over cost...............              $3,944
            Aggregate gross unrealized depreciation
            for all investments for which there was
            an excess of cost over value...............             (58,640)
                                                                   --------
            Net unrealized depreciation................            ($54,696)
                                                                   ========




The accompanying notes are an integral part of the financial statements.



                               ISLAMIA INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2001


ASSETS
       Investments in securities, at value
        (cost $269,222) (Note 2) ................................     $ 214,526
       Cash .....................................................        65,918
       Prepaid expenses and other assests .......................         4,000
       Dividends  receivable ....................................           228
                                                                      ---------
       Total Assets .............................................       284,672
                                                                      ---------

LIABILITIES
       Other accrued liabilities ................................        15,045
                                                                      ---------
       Total liabilities ........................................        15,045
                                                                      ---------

                                                                      ---------
NET ASSETS ......................................................     $ 269,627
                                                                      =========

Composition of net assets:
Paid in capital .................................................     $ 340,410
Accumulated net realized gain (loss) from
         investment transactions ................................       (16,087)
Net unrealized  appreciation (depreciation) on investments ......       (54,696)
                                                                      ---------

Net Assets ......................................................     $ 269,627
                                                                      =========

Shares outstanding ..............................................        51,769
                                                                      =========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE

Net asset value and redemption price ............................     $    5.21
                                                                      =========
Maximum offering price per share
            (100/97 of $5.21) ...................................     $    5.37
                                                                      =========

The accompanying notes are an integral part of the financial statements.



                               ISLAMIA INCOME FUND
                             STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 2001*


INVESTMENT INCOME:
       Dividends .................................................    $   2,574
                                                                      ---------
       Total investment income ...................................        2,574
                                                                      ---------

EXPENSES:
       Investment advisory fee (Note 3) ..........................        1,940
       Administration  fees ......................................       40,328
       Tranfer Agent fees ........................................       12,875
       Audit fees ................................................        9,880
       Insurance fees ............................................        8,863
       Custody fees ..............................................        3,230
       Other expenses ............................................        3,841
                                                                      ---------
       Total expenses ............................................       80,957
       Less:
       Advisory fees waived (Note 3) .............................       (1,940)
       Expenses reimbursed (Note 3) ..............................      (11,571)
                                                                      ---------
       Net Expenses ..............................................       67,446
                                                                      ---------

         Net investment income (loss) ............................      (64,872)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
       Net realized gain (loss) from investments transactions ....      (16,087)
       Net change in unrealized appreciation (depreciation)
         on investments ..........................................      (54,696)
                                                                      ---------
       Net realized and unrealized gain (loss) on investments ....      (70,783)
                                                                       ---------
       Net increase (decrease) in net assets resulting
         from operations .........................................    $(135,655)
                                                                       =========



* From July 11, 2000 (commencement of operations) to June 30, 2001.

The accompanying notes are an integral part of the financial statements.



                              ISLAMIA INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                       For the Period Ended June 30, 2001*


OPERATIONS:
      Net investment income (loss) ......................................     (64,872)
      Net realized gain (loss) from investment transactions .............     (16,087)
      Net change in unrealized appreciation (depreciation) on investments     (54,696)
                                                                            ---------
      Net increase (decrease) in net assets resulting from operations ...    (135,655)
                                                                            ---------


FUND SHARE TRANSACTIONS:
      Proceeds from Fund shares sold ....................................     343,529
      Dividends reinvested ..............................................           0
      Payments for Fund shares redeemed .................................     (38,247)
                                                                            ---------
      Net increase in net assets derived from
           Fund share transactions ......................................     305,282
                                                                            ---------

      Net increase (decrease) in net assets .............................     169,627

NET ASSETS:
      BEGINNING OF PERIOD ...............................................     100,000
                                                                            ---------


      END OF PERIOD .....................................................   $ 269,627
                                                                            =========


CAPITAL SHARE TRANSACTIONS:
      Shares sold .......................................................      48,984
      Shares reinvested
      Shares redeemed ...................................................      (7,215)
                                                                            ---------
      Net increase ......................................................      41,769
                                                                            =========

* For the period July 11, 2000 (commencement of operations) to June 30, 2001.


The accompanying notes are an integral part of the financial statements.




ISLAMIA INCOME FUND
FINANCIAL HIGHTLIGHTS AND RELATED
RATIOS/SUPPLEMENTAL DATA

Selected data based on a share outstanding throughout the period indicated (a)

                                                                  June 30,
                                                                  2001 (b)
                                                                 ---------

Net asset value, beginning of period ........................   $    10.00

Income (loss) from investment operations:
       Net investment income (loss) .........................        (1.59)
       Net realized and unrealized gain (loss)
         from investments ...................................        (3.20)
                                                                ----------
Total from investment operations ............................        (4.79)

                                                                ----------
Net asset value, end of period ..............................   $     5.21
                                                                ==========

Total return(c) (d) .........................................       (47.90%)

Net assets, end of period (in thousands) ....................   $      270

Ratio of expenses to average net assets after fees waived ...        27.82% (e)
       and expenses reimbursed

Ratio of expenses to average net assets before fees waived ..        33.39% (e)
       and expenses reimbursed

Ratio of net income (loss) to average
       net assets after fees  waived and expenses reimbursed        -26.76% (e)

Ratio of net income (loss) to average
       net assets before fees  waived and expenses reimbursed       -32.33% (e)

Portfolio Turnover Rate .....................................        59.40% (d)

(a) Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  For the period July 11, 2000 (commencement of operations) to June 30, 2001.

(c) Based on the net asset value per share. The Fund's sales charge is not reflected in the total return calculation.

(d)  Not annualized

(e)  Annualized


The accompanying notes are an integral part of the financial statements.

                             THE ISLAMIA INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001


NOTE 1. ORGANIZATION

     The Islamia Income Fund (the "Fund") is a series of the Islamia Group of Funds (the "Trust") an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. Trust was organized in Massachusetts on December 23, 1996. The Fund, which commenced operations on July 11, 2000, is currently the only series offered by The Trust. Its officers under the direction of its Board of Trustees manage the Fund's business and affairs. The Fund's investment objective is to seek to provide primarily current income and as a secondary objective, appreciation of capital consistent with Islamic principles, as determined by the Fund. The Board of the Trustees of the Trust is authorized to issue an unlimited number of shares.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION-Securities are valued as of the close of each business day, at the last sales price on the exchange or over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

C. FEDERAL INCOME TAXES- The Fund has comply and will continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS-The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will usually distribute its net investment income semi-annually and net realized capital gains, if any, annually.

E. USE OF ESTIMATES- The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

F. RECLASSIFICATION- In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts. As of June 30, 2001 the Fund recorded permanent book/tax differences of ($64,872), from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income which is considered to be more informative to shareholders.

                             THE ISLAMIA INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2001 (CONTINUED)



NOTE 3.  INVESTMENT ADVISORY AGREEMENT

     The Fund has entered in an investment advisory agreement (the "Agreement"), with Income Achievers, Inc. (the "Adviser"). Pursuant to the Agreement, the Adviser manages the portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees, furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Fund will pay the Adviser a monthly fee, calculated at the annual rate of 0.80% of the Fund's average daily net assets.

     The Adviser has voluntarily agreed to waive its advisory fee until the Fund's net assets reach $1 million Effective February 12, 2001 through March 31,2001, the adviser also agreed to reimburse the Fund for all other operating expenses. For the period ended June 30, 2001, the adviser waived its entire advisory fee amounting to $ 1,940 and reimbursed a total of $11,571 representing other operating expenses pursuant to the undertaking.

      The Fund has a distribution agreement with the Adviser (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Adviser may sell the Fund's shares directly to retail customers or through brokers, dealers, banks, or other qualified financial intermediaries. For its services as distributor, the Adviser retains the sales commission (sales load ) of 3.00% of the offering price. For the period ended June 30, 2001, the Adviser received $10,711 in sales commissions.


NOTE 4. PURCHASES AND SALES OF SECURITIES

      During the period June 30, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $400,430 and $115,123, respectively.


NOTE 5. SUBSEQUENT EVENTS

      Effective August 2, 2001, American Data Services will no longer provide services to the Fund. Champion Fund Services will thereafter provide Fund accounting, transfer agency and administrative services to Fund.

To The Shareholders and Board of Trustees
Islamia Group of  Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Islamia Income Fund, as of June 30, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period of July 11, 2000 (commencement of operations) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Islamia Income Fund as of June 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the period of July 11, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 30, 2001